UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2009

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 1, 2009, Phoenix Life Insurance Company (“Phoenix Life”), a wholly-owned subsidiary of The Phoenix Companies, Inc. (the “Company”), entered into an Amended and Restated Technology Services Agreement (the “Agreement”) with Electronic Data Systems, LLC (“EDS”), that, among other things, sets forth the terms and conditions whereby EDS will continue to provide information technology (“IT”) infrastructure services to Phoenix Life.

The Agreement amends the Technology Services Agreement originally entered into by Phoenix Life and EDS on July 29, 2004 (the “Original Agreement”). Under the Agreement, the parties have agreed to extend the term of the Original Agreement until December 31, 2015. Phoenix Life has the option to renew the Agreement for three additional periods of six to twelve months each, up to a maximum of three additional years.

The Agreement provides for the outsourced management by EDS of Phoenix Life’s IT infrastructure operations and includes services relating to digital print, enterprise storage, IT service center/help desk, desktop services, network/telecommunications services, IT security, disaster recovery services and application support and maintenance.

The foregoing description of the material terms of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 8.01.	Other Events.

The Company has submitted an application to participate in the Capital Purchase Program of the U.S. Department of the Treasury under the Troubled Asset Relief Program. In conjunction with its application, the Company has also submitted an application to become a savings and loan holding company and has entered into a non-binding letter of intent to acquire American Sterling Corporation, a California corporation, the sole stockholder of American Sterling Bank, a federal stock form savings bank headquartered in Sugar Creek, Missouri. There is no assurance that the Company’s application to participate in the Capital Purchase Program will be approved or, if approved, that the Company will elect to participate on the terms and conditions offered. The acquisition is subject to various conditions, including negotiation of a definitive agreement and approval of the Company’s participation in the Capital Purchase Program.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Technology Services Agreement by and among Phoenix Life Insurance Company and Electronic Data Systems, LLC, dated January 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: January 6, 2009	By:	/s/ Tracy L. Rich
		Name:	Tracy L. Rich
		Title:	Executive Vice President, General Counsel and Secretary